UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A No. 2
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2012

DATA STORAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-54579 (Commission File Number)	98-0530147 (I.R.S. Employer Identification Number)

401 Franklin Avenue, Garden City, New York 11530
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (212) 564-4922

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Amendment No. 2 to the Form 8-K originally filed on November 6, 2012 with the Securities and Exchange Commission (the “Commission”), as amended by the Form 8-K/A originally filed on November 16, 2012 with the Commission, is being filed solely to file a full copy of  the Asset Purchase Agreement, dated as of October 31, 2012 (the “Asset Purchase Agreement”), by and between Data Storage Corporation (the “Company”) and Message Logic, Inc.

Item 9.01 Financial Statements and Exhibits

(c)

Exhibits	Description
2.1	Asset Purchase Agreement between the Company and Message Logic, Inc. dated October 31, 2012.
10.1	Stock Purchase Agreement between the Company and Zojax Group, LLC dated October 31, 2012.*
99.1	Press release dated November 6, 2012.*

*           Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATA STORAGE CORPORATION
Date: January 30, 2013	By:	/s/ Richard Rebetti
Name: Richard Rebetti
Title: Chief Operating Officer

EXHIBIT INDEX

Exhibits	Description
2.1	Asset Purchase Agreement between the Company and Message Logic, Inc. dated October 31, 2012.
10.1	Stock Purchase Agreement between the Company and Zojax Group, LLC dated October 31, 2012.*
99.1	Press release dated November 6, 2012.*

*           Previously filed.